SUPPLEMENT DATED AUGUST 12, 2009
TO
STATEMENT OF ADDITIONAL INFORMATION ("SAI")
DATED APRIL 30, 2009

VIKING MUTUAL FUNDS

Viking Tax-Free Fund for Montana

Viking Tax-Free Fund for North Dakota

Viking Large-Cap Value Fund

Viking Small-Cap Value Fund

All of the foregoing are collectively referred to as the "Funds".

At a meeting held on June 29, 2009, shareholders of the Funds approved, among other things, modifications to certain fundamental investment restrictions of the Funds concerning investments in money market mutual funds. Accordingly, the following revisions are hereby made to the SAI:

•

Paragraph 10 on page 4 (with respect to the Viking Tax-Free Fund for Montana and the Viking Tax-Free Fund for North Dakota), paragraph 12 on page 5 (with respect to the Viking Large-Cap Value Fund) and paragraph 11 on page 6 (with respect to the Viking Small-Cap Value Fund) are revised to provide that each Fund may not:

Invest more than 5% of its total assets in securities of any single investment company, nor more than 10% of its assets in securities of two or more investment companies, except as part of a merger, consolidation or acquisition of assets or invest in securities of any single investment company if as a result of such investment, the Fund owns more than 3% of the total voting stock of such investment company; except that the Fund may invest in money market mutual funds to the extent permitted by federal law, including the 1940 Act and rules promulgated thereunder.

•	Paragraph 5 on page 4 and paragraph 5 on page 6 are revised to provide that the Viking Large-Cap Value Fund and the Viking Small-Cap Value Fund, respectively, may not:

Invest more than 5% of the value of the total assets of the Fund in the securities of any one issuer, but this limitation does not apply to investments in securities issued or guaranteed by the U.S. government, its agencies, authorities or instrumentalities or to investments in money market mutual funds.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.